[Registered Castle Logo]
                                    B A R O N
                                  F U N D S(r)




                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of his knowledge, that:

     1. The Form N-CSR of BARON SELECT FUNDS (the "Issuer") and its separate series for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By:   /s/Ronald Baron                                Date:    March 10, 2006
      --------------------------
         Ronald Baron
         Chief Executive Officer


                             767 Fifth Avenue
                             49th Floor
                             New York, NY 10153

                             TEL (212) 583-2000
                             FAX (212) 583-2014

                            [Registered Castle Logo]
                                    B A R O N
                                  F U N D S(r)




                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of her knowledge, that:

     1. The Form N-CSR of BARON SELECT FUNDS (the "Issuer") and its separate series for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


By:   /s/Peggy Wong                                Date:    March 10, 2006
      ----------------------------------------
         Peggy Wong
         Treasurer and Chief Financial Officer